Fees Summary	Jan. 20, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 29,662,510.25
Previously Paid Amount	4,096.39
Total Fee Amount	4,096.39
Total Offset Amount	0
Net Fee	$ 0